Exhibit 25.1

FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)   ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

700 South Flower Street
Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

Lennar Corporation
(Exact name of obligor as specified in its charter)

Delaware	95-4337490
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

	Jurisdiction of	I.R.S. Employer
	Incorporation or	Identification
Name of Co-Registrant	Organization	Number
Aquaterra Utilities, Inc.	Florida	59-3674555
Asbury Woods, LLC	Illinois	36-4491586
Astoria Options, LLC	Delaware	26-3838861
Avalon Sienna III L.L.C.	Illinois	36-4369395
Aylon, LLC	Delaware	74-3135055
Bay Colony Expansion 369, Ltd.	Texas	01-0634897
Bay River Colony Development, Ltd.	Texas	Not Applicable
BB Investment Holdings, LLC	Nevada	Not Applicable
BCI Properties, LLC	Nevada	Not Applicable
BPH I, LLC	Nevada	Not Applicable
Bramalea California, Inc.	California	95-3426206
Builders LP, Inc.	Delaware	43-1981685
C & C Ranch, LLC	California	76-0735797
Cambria, LLC	Illinois	36-4343919
Camelot Ventures, LLC	Maryland	Not Applicable
Cary Woods, LLC	Illinois	36-4511011
Cedar Lakes II, LLC	North Carolina	Not Applicable
Cherrytree I LLC	Maryland	72-2988537
Cherrytree II LLC	Maryland	75-2988548
CL Ventures, LLC	Florida	11-3728443
Colonial Heritage LLC	Virginia	20-0646289
Columbia Station, LLC	Illinois	36-4359050
Concord Station	Florida	20-0986458

	Jurisdiction of	I.R.S. Employer
	Incorporation or	Identification
Name of Co-Registrant	Organization	Number
Coto de Caza, Ltd.	California	33-0738531
Coventry, LLC	Illinois	36-4511106
Creekside Crossing, LLC	Illinois	43-2052256
Darcy-Joliet, LLC	Illinois	20-1290431
DBJ Holdings, LLC	Nevada	Not Applicable
Enclave Land, LLC	Illinois	02-0569313
Evergreen Village	Delaware	59-3801488
F&R QVI Home Investments USA, LLC	Illinois	02-0569313
Fox-Maple Associates, LLC	New Jersey	43-1997377
Friendswood Development Company, LLC	Texas	74-2859478
Garco Investments, LLC	Florida	65-1151300
Greystone Construction, Inc.	Arizona	86-0864245
Greystone Homes of Nevada, Inc.	Delaware	88-0412604
Greystone Homes, Inc.	Delaware	93-1070009
Greystone Nevada, LLC	Delaware	88-0412611
Greywall Club, LLC	Illinois	20-1083688
Haverton, LLC	Illinois	36-0057181
Heathcote Commons LLC	Virginia	20-1178932
Home Buyer’s Advantage Realty, Inc.	Texas	76-0573246
Homecraft Corporation	Texas	76-0334090
HTC Golf Club, LLC	Colorado	26-0312522
Independence L.L.C.	Virginia	76-0651137
Lakelands at Easton, L.L.C.	Maryland	03-0501970
Legends Club, LLC	Florida	48-1259544
Legends Golf Club, LLC	Florida	59-3691814

	Jurisdiction of	I.R.S. Employer
	Incorporation or	Identification
Name of Co-Registrant	Organization	Number
Len Paradise, LLC	Florida	27-0950511
Lencraft, LLC	Maryland	20-1749015
LENH I, LLC	Florida	56-2349820
Lennar Aircraft I, LLC	Delaware	20-2424732
Lennar Arizona Construction, Inc.	Arizona	20-5335712
Lennar Arizona, Inc.	Arizona	20-5335505
Lennar Associates Management Holding Company	Florida	31-1806357
Lennar Associates Management, LLC	Delaware	52-2257293
Lennar Buffington Colorado Crossing, L.P.	Texas	20-2002341
Lennar Buffington Zachary Scott, L.P.	Texas	20-1577414
Lennar Carolinas, LLC	Delaware	20-3150607
Lennar Central Park, LLC	Delaware	20-1087322
Lennar Central Region Sweep, Inc.	Nevada	65-1111068
Lennar Chicago, Inc.	Illinois	36-3971759
Lennar Cobra, LLC	Delaware	26-3945098
Lennar Colorado, LLC	Colorado	20-0451796
Lennar Communities Development, Inc.	Delaware	86-0262130
Lennar Communities Nevada, LLC	Nevada	20-3035653
Lennar Communities of Chicago L.L.C.	Illinois	20-2036535
Lennar Communities, Inc.	California	33-0855007
Lennar Construction, Inc.	Arizona	86-0972186
Lennar Coto Holdings, LLC	California	33-0787906
Lennar Developers, Inc.	Florida	48-1259540
Lennar Family of Builders GP, Inc.	Delaware	43-1981691
Lennar Family of Builders Limited Partnership	Delaware	43-1981697

	Jurisdiction of	I.R.S. Employer
	Incorporation or	Identification
Name of Co-Registrant	Organization	Number
Lennar Financial Services, LLC	Florida	65-0774024
Lennar Fresno, Inc.	California	33-1008718
Lennar Georgia, Inc.	Georgia	20-8892316
Lennar Hingham Holdings, LLC	Delaware	20-2866090
Lennar Hingham JV, LLC	Delaware	20-2866001
Lennar Homes Holding, LLC	Delaware	16-1641233
Lennar Homes of Arizona, Inc.	Arizona	65-0163412
Lennar Homes of California, Inc.	California	93-1223261
Lennar Homes of Texas Land and Construction, Ltd.	Texas	75-2792018
Lennar Homes of Texas Sales and Marketing, Ltd.	Texas	75-2792019
Lennar Homes, LLC	Florida	59-0711505
Lennar Illinois Trading Company, LLC	Illinois	Not Applicable
Lennar Imperial Holdings Limited Partnership	Delaware	20-2552367
Lennar Land Partners Sub II, Inc.	Nevada	88-0429001
Lennar Land Partners Sub, Inc.	Delaware	65-0776454
Lennar Layton, LLC	Delaware	26-3797850
Lennar Mare Island, LLC	California	33-0789053
Lennar Marina A Funding, LLC	Delaware	27-0762082
Lennar Massachusetts Properties, Inc.	Delaware	20-2681100
Lennar Nevada, Inc.	Nevada	88-0401445
Lennar New Jersey Properties, Inc.	Delaware	20-2681142
Lennar New York, LLC	New York	20-3160452
Lennar Northeast Properties LLC	New Jersey	20-4874094
Lennar Northeast Properties, Inc.	Nevada	20-2552288
Lennar Pacific Properties Management, Inc.	Delaware	30-0139878

	Jurisdiction of	I.R.S. Employer
	Incorporation or	Identification
Name of Co-Registrant	Organization	Number
Lennar Pacific Properties, Inc.	Delaware	88-0412607
Lennar Pacific, Inc.	Delaware	88-0412608
Lennar PI Acquisition, LLC	New Jersey	26-1531638
Lennar PI Property Acquisition, LLC	New Jersey	26-1531376
Lennar PIS Management Company, LLC	Delaware	26-3218984
Lennar Placentia TOD Properties, LLC	Delaware	20-1819045
Lennar PNW, Inc.	Washington	20-2977927
Lennar Port Imperial South, LLC	Delaware	20-2552353
Lennar Realty, Inc.	Florida	76-0683361
Lennar Renaissance, Inc.	California	33-0726195
Lennar Reno, LLC	Nevada	22-3895412
Lennar Riverside West Urban Renewal Company, L.L.C.	New Jersey	20-2562043
Lennar Riverside West, LLC	Delaware	20-2552385
Lennar Sacramento, Inc.	California	33-0794993
Lennar Sales Corp.	California	95-4716082
Lennar San Jose Holdings, Inc.	California	65-0645170
Lennar Southland I, Inc.	California	33-0801714
Lennar Southwest Holding Corp.	Nevada	91-1933536
Lennar Texas Holding Company	Texas	75-2788257
Lennar Trading Company, LP	Texas	72-1574089
Lennar Ventures, LLC	Florida	26-3103505
Lennar West Valley, LLC	California	20-1342854
Lennar.com Inc.	Florida	65-0980149
LFS Holding Company, LLC	Delaware	65-1105931
LH Eastwind, LLC	Florida	20-0097714

	Jurisdiction of	I.R.S. Employer
	Incorporation or	Identification
Name of Co-Registrant	Organization	Number
LHI Renaissance, LLC	Florida	02-0680656
LLPII HCC Holdings, LLC	Delaware	26-2791975
LNC at Meadowbrook, LLC	Illinois	36-0026164
LNC at Ravena, LLC	Illinois	41-2088272
LNC Communities I, Inc.	Colorado	84-1317557
LNC Communities II, Inc.	Colorado	84-1317558
LNC Communities III, Inc.	Colorado	84-1361682
LNC Communities IV, Inc.	Colorado	84-1512061
LNC Communities V, Inc.	Colorado	84-1513989
LNC Communities VI, Inc.	Colorado	84-1556776
LNC Communities VII, Inc.	Colorado	84-1534329
LNC Communities VIII, Inc.	Colorado	84-1553326
LNC Communities IX, Inc.	Colorado	Not Applicable
LNC Northeast Mortgage, Inc.	Delaware	54-1830770
LNC Pennsylvania Realty, Inc.	Pennsylvania	23-2991585
Long Beach Development, LLC	Texas	26-2321011
Lori Gardens Associates II, LLC	New Jersey	20-1944492
Lori Gardens Associates III, LLC	New Jersey	20-1977674
Lorton Station, L.L.C.	Virginia	76-0694499
Madrona Village Mews L.L.C.	Illinois	36-0026266
Madrona Village, LLC	Illinois	36-4343916
Mid-County Utilities, Inc.	Maryland	76-0610395
Mission Viejo 12S Venture, LP	California	33-0615197
Mission Viejo Holdings, Inc.	California	33-0785862
Montgomery Crossings, LLC	Illinois	36-4403224

	Jurisdiction of	I.R.S. Employer
	Incorporation or	Identification
Name of Co-Registrant	Organization	Number
Northbridge L.L.C.	Illinois	36-4511102
Northeastern Properties LP, Inc.	Nevada	20-2552328
Palm Gardens at Doral, LLC	Florida	20-3959088
Palm Gardens at Doral Clubhouse, LLC	Florida	26-0801736
Palm Vista Preserve, LLC	Florida	83-0426521
Perris Green Valley Associates, a California limited partnership	California	33-0797037
PG Properties Holding, LLC	North Carolina	26-4059800
Pioneer Meadows Development, LLC	Nevada	20-0939113
Pioneer Meadows Investments, LLC	Nevada	20-0939094
POMAC, LLC	Maryland	11-3708149
Prestonfield, L.L.C	Illinois	36-4511103
Raintree Village II, LLC	Illinois	20-2118282
Raintree Village, L.L.C.	Illinois	20-0090390
Rivenhome Corporation	Florida	76-0569346
Rutenberg Homes of Texas, Inc.	Texas	76-0215995
Rutenberg Homes, Inc.	Florida	76-0340291
Rye Hill Company, LLC	New York	20-0809495
S. Florida Construction II, LLC	Florida	72-1567303
S. Florida Construction III, LLC	Florida	72-1567302
S. Florida Construction, LLC	Florida	71-0949799
San Lucia, LLC	Florida	20-4372714
Savell Gulley Development, LLC	Texas	26-2592101
Scarsdale, LTD.	Texas	27-0080619
Seminole/70th, LLC	Florida	56-2529886
Siena at Old Orchard, LLC	Illinois	20-1476765

	Jurisdiction of	I.R.S. Employer
	Incorporation or	Identification
Name of Co-Registrant	Organization	Number
Sonoma L.L.C.	Illinois	36-4443842
Spanish Springs Development, LLC	Nevada	76-0672277
Stoney Corporation	Florida	59-3374931
Stoneybrook Golf Club, Inc.	Florida	76-0669064
Strategic Cable Technologies, L.P.	Texas	20-1179138
Strategic Holdings, Inc.	Nevada	91-1770357
Strategic Technologies Communications of California, Inc.	California	95-4149805
Strategic Technologies, LLC	Florida	65-0523605
Summerfield Venture L.L.C.	Illinois	20-0753624
Summerwood, LLC	Maryland	27-0045425
Temecula Valley, LLC	Delaware	43-1971997
The Courts of Indian Creek L.L.C.	Illinois	36-4415696
The LNC Northeast Group, Inc.	Delaware	54-1774997
The Preserve at Coconut Creek, LLC	Florida	20-3287825
Trade Services Investments, Inc.	California	20-2552585
U.S. Home Corporation	Delaware	52-2227619
U.S. Home of Arizona Construction Co.	Arizona	74-2402824
U.S. Home Realty, Inc.	Texas	76-0136964
U.S.H. Los Prados, Inc.	Nevada	88-0232393
U.S.H. Realty, Inc.	Maryland	74-2765031
USH — Flag, LLC	Florida	26-3984776
USH (West Lake), Inc.	New Jersey	22-3471278
USH Equity Corporation	Nevada	76-0450341
USH Millennium Ventures Corp.	Florida	76-0546603
USH Woodbridge, Inc.	Texas	76-0561576

	Jurisdiction of	I.R.S. Employer
	Incorporation or	Identification
Name of Co-Registrant	Organization	Number
UST Lennar GP PIS 10, LLC	Delaware	26-3219799
UST Lennar GP PIS 7, LLC	Delaware	26-3219172
WCP, LLC	South Carolina	51-0461143
West Chocolate Bayou Development, LLC	Texas	26-2320867
West Van Buren, LLC	Illinois	36-4347398
Westchase, Inc.	Nevada	91-1954138

700 Northwest 107th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip code)

Series B 6.950% Senior Notes due 2018
and Guarantees of Series B 6.950% Senior Notes due 2018
(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.
Yes.
2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.
16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville, and State of Florida, on the 11th day of June, 2010.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By:	/S/ CHRISTIE LEPPERT
	Name:	CHRISTIE LEPPERT
	Title:	VICE PRESIDENT

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017
     At the close of business March 31, 2010, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	1,504
Interest-bearing balances	288
Securities:
Held-to-maturity securities	12
Available-for-sale securities	581,259
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	113,000
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	10,486
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	2
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	237,642
Other assets	166,465

Total assets	$1,966,971

1

Dollar Amounts
in Thousands
LIABILITIES

Deposits:
In domestic offices	533
Noninterest-bearing	533
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	268,691
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	210,010
Total liabilities	479,234
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Not applicable
Retained earnings	364,077
Accumulated other comprehensive income	1,140
Other equity capital components	0
Not available
Total bank equity capital	1,487,737
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,487,737

Total liabilities and equity capital	1,966,971

     I, Karen Bayz, Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.
     Karen Bayz            )            Managing Director
     We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, MD	)

2